September 1, 2021

WESTWOOD QUALITY VALUE FUND

TICKER SYMBOL: WWLAX

WESTWOOD QUALITY SMALLCAP FUND

TICKER SYMBOL: WHGAX

WESTWOOD TOTAL RETURN FUND

TICKER SYMBOL: WWTAX

WESTWOODD INCOME OPPORTUNITY FUND

TICKER SYMBOL: WWIAX

WESTWOOD HIGH INCOME FUND

TICKER SYMBOL: WSDAX

WESTWOOD ALTERNATIVE INCOME FUND

TICKER SYMBOL: WMNAX

A CLASS SHARES

Each A Series of Ultimus Managers Trust

Supplement to the Prospectus

dated August 23, 2021

This supplement updates certain information in the Prospectus for the A Class Shares of the Westwood Quality Value Fund, Westwood Quality SmallCap Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood High Income Fund and Westwood Alternative Income Fund (collectively, the “Funds”), each a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectus or Statement of Additional Information, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus.

For the Westwood Quality SmallCap Fund, the following replaces, in its entirety, the table entitled “Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)” on page 7 of the Prospectus:

A Class Shares
Management Fees	0.85%
Distribution (12b-1 Fees)	0.25%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses	1.18%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.14)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.04%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized
1

in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.79% of the Fund’s A Class Shares’ average daily net assets until March 1, 2024. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2024. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.